SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of Earliest Event Reported): June 19, 2007


                          TURBODYNE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

      Nevada                        0000000                    95-4699061
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                           Identification No.)

                             36 EAST BARNETT STREET
                            VENTURA, CALIFORNIA 93001
                    (Address of principal executive offices)

                                  805-201-3133
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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7.01 REGULATION FD DISCLOSURE On June 19, 2007 Turbodyne Technologies, Inc. (the
"Company") issued a press release announcing the introduction of its AirFlow-MTM Technology. Such press release is contained in Exhibit 99.1 hereto, which is being furnished, and shall not be deemed to be "filed", with the SEC. Such exhibit shall not be incorporated by reference into any filing of the Company with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 9.01 EXHIBIT INDEX

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ITEM NUMBER: DESCRIPTION:
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99.1 TURBODYNE PRESS RELEASE DATED JUNE 19, 2007


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          TURBODYNE TECHNOLOGIES, INC.
                          BY /S/ ALBERT F. CASE
                             ----------------------------------
                             ALBERT F. CASE
                             CHIEF EXECUTIVE OFFICER